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Exhibit 10.42

AMENDMENT TO THE MASTER LICENSE AGREEMENT

This is an Amendment to the Master License Agreement (Agreement) between SurModics, Inc. (SURMODICS) and Microvena Corporation (MICROVENA), fully executed on December 29, 1998, a copy of which is attached hereto and incorporated herein by reference.

The parties desire to amend certain terms and conditions contained in the Agreement as follows:

The following is added as new Paragraph 26:

26.   OFF-SITE STORAGE OF REAGENTS/CHEMICAL COMPOUNDS

During a term of five (5) years beginning ninety (90) days following the date of the last signature below, SURMODICS shall maintain in an off-site storage facility, the following quantities of reagents and chemical compounds, which are estimated to be a three (3) to six (6) month supply, based on market estimates provided by MICROVENA:

ATTACHMENT B1—GUIDE WIRES

Reagent/Compound Name	Qty.
[***]	[***]

ATTACHMENT B2—DEBRIS COLLECTION SYSTEM

Reagent/Compound Name	Qty.
[***]	[***]

SURMODICS' obligations with respect to the reagents and chemical compounds named above in connection with each of Attachments B1 and B2 shall terminate upon termination of such respective Attachments.

Notwithstanding the foregoing, SURMODICS provides no guarantee as to the continued long-term availability of [***] and [***], as the raw materials are supplied by a sole source vendor to SURMODICS. Should SURMODICS be unable to procure raw

[***]
Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

materials, SURMODICS shall not be obligated to provide or store [***] and [***] off site.

SURMODICS and MICROVENA agree to evaluate on a quarterly basis the above quantities in comparison to actual usage by MICROVENA, and adjust the numbers as mutually agreed upon in writing. In no event will SURMODICS store off-site more than six (6) months inventory of the identified reagents or chemical compounds, based on the most recent quarterly usage figures. Notwithstanding the above, SURMODICS need not store off-site more than three (3) months inventory of [***].

IN WITNESS WHEREOF, the parties hereto execute this Amendment by their duly authorized employees.

AGREED:		AGREED:
SurModics, Inc.		Microvena Corporation
BY:	/s/ Walter H. Diers, Jr.	BY:	/s/ Daniel Bulver
PRINTED NAME:	Walter H. Diers, Jr.	PRINTED NAME:	Daniel Bulver
TITLE:	Vice President	TITLE:	V.P. of Operations
DATE:	5 July 2000	DATE:	6/29/00

[***]
Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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  Exhibit 10.42
AMENDMENT TO THE MASTER LICENSE AGREEMENT